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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 15, 2005

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-21831                22-3375134
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 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)




2 Andrews Drive, West Paterson, NJ                                     07424
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         (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (973) 256-8181
                                                    ----------------------------


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          (Former name or former address, if changes since last report)

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ITEM 8.01.        Other Events



         At the Annual Meeting of Stockholders of Interactive Systems Worldwide Inc. (the "Company") held on March 15, 2005, the stockholders approved the possible issuance of shares of the Company's Common Stock in connection with the Company's private placement on November 12, 2004 to certain institutional investors of shares of Series B Preferred Stock and Common Stock Purchase Warrants in an amount equal to more than 20% of the Company's total shares outstanding immediately prior to the private placement. The proposal was described in the Company's definitive Notice of Annual Meeting and Proxy Statement filed with the Securities and Exchange Commission on January 26, 2005.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERACTIVE SYSTEMS WORLDWIDE INC
                                            ---------------------------------
                                                      (Registrant)


Date:  March 16, 2004                       By: /s/ James McDade
                                                --------------------------------

                                            James McDade
                                            Chief Financial Officer